EXHIBIT 10.1
------------




                         REDEMPTION AGREEMENT


     REDEMPTION AGREEMENT made as of December 31, 2002 (this "Agreement") by and between JMB 245 Park Avenue Holding Company, LLC ("JMB Partner"), WFP Property G.P. Corp. and Brookfield Financial Properties, L.P. (the "Partnership").


                         W I T N E S S E T H :

       WHEREAS, the partners of the Partnership are parties to the Fourth Amended and Restated Partnership Agreement dated as of the date hereof (the "Fourth Restated Partnership Agreement"; terms used herein but not defined herein have the meanings assigned to such terms in the Fourth Restated Partnership Agreement);

       WHEREAS, as of the date hereof, JMB Partner owns 5,673.751 Class A Units of the Partnership (the "Owned Units"); and

       WHEREAS, the Partnership desires to redeem from JMB Partner, and JMB Partner desires to have the Partnership redeem, 5,106.376 of the Owned Units (the "Redeemed Units") upon the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, each intending to be legally bound, hereby agree as follows:


     1.    REDEMPTION.

           JMB Partner hereby Transfers to the Partnership, and the Partnership hereby redeems from JMB Partner, the Redeemed Units for consideration of the payment of the Redemption Price (as defined below) by the Partnership to the JMB Partner. Simultaneously with the execution and delivery of this Agreement and the payment of the Redemption Price by the Partnership to JMB Partner, JMB Partner shall deliver to the Partnership an affidavit setting forth that JMB Partner is the holder of the Owned Units and that JMB Partner is unable to locate the certificate representing its interest in the Partnership. Within 10 days of the date hereof, the Partnership shall issue to JMB Partner a new certificate representing JMB Partner's remaining interest of 567.375 Class A Units of the Partnership (the "Retained Units").

     2.    REDEMPTION PRICE AND PAYMENT.

           The redemption price for the Redeemed Units shall be $56,108,857.50 (the "Redemption Price"), which amount shall be payable by wire transfer of immediately available funds by the Partnership as set forth below upon delivery of the affidavit set forth in Section 1 above. JMB Partner agrees that the Redemption Price represents full consideration for the Redeemed Units and that it is entitled to no other consideration therefor. The Redemption Price paid by the Partnership to JMB Partner shall be allocated by JMB Partner as follows: (a) $55,547,768.93, an amount equal to ninety-nine percent (99%) of the Redemption Price, to JMB/245 Park Avenue Associates, Ltd. and (b) $561,088.57, an amount equal to one percent (1%) of the Redemption Price, to WFP Property G.P. Corp. On the date hereof, a wire transfer in the amount equal to the Redemption Price shall be paid to JMB/245 Park Avenue Associates, Ltd. to the following account:
Bank of America NT&SA, ABA No. 071000039, yDDA No. 73666-01049.

     3.    REPRESENTATIONS AND WARRANTIES OF JMB PARTNER.

           JMB Partner hereby represents and warrants to the Partnership that:

           (a)   it owns 5,673.751 Class A Units of the Partnership;

           (b) the Redeemed Units are owned by JMB Partner free and clear of all restrictions, claims, liens, charges, encumbrances and rights of others;

           (c) there are no outstanding warrants, options, pledges, calls, commitments or agreements to which JMB Partner is a party or by which JMB Partner may be bound which relate to or affect the Redeemed Units;

           (d) it has full right, power and authority to Transfer to the Partnership, in accordance with the terms of this Agreement, good, valid and marketable title, beneficially and of record, to all the Redeemed Units free and clear of all restrictions, claims, liens, charges, encumbrances and rights of others, and that no consent or approval of any third party (including, without limitation, any governmental or quasi-governmental agency) is required therefor; and

           (e) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a material breach of or default under any agreement to which JMB Partner is a party or by which JMB Partner or the Redeemed Units may be bound.

     4.    REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP.

     The Partnership hereby represents and warrants to JMB Partner that:

           (a) it has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, no consent or approval of any third party (including, without limitation, any governmental or quasi-governmental agency) is required therefor, and that neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a material breach of or default under the Certificate of Limited Partnership of the Partnership or the Fourth Amended Partnership Agreement or any agreement to which the Partnership is a party or by which it is bound; and

           (b) the books and records of the Partnership provide that JMB Partner is the record holder of 5,673.751 Class A Units.

     5.    SURVIVAL OF REPRESENTATION AND WARRANTIES.

     The respective representations, warranties and agreements of the parties to this Agreement shall survive the date of this Agreement. Each party shall be deemed to have relied upon each and every representation and warranty of the other party, regardless of any investigation heretofore or hereafter made by or on behalf of such party.

     6.    TERMINATION OF REGISTRATION RIGHTS AGREEMENT.

     Each of the parties agrees to enter into the agreement in the form of Exhibit A hereto relating to the termination of the Registration Rights Agreement dated as of November 15, 1996 to which each is a party, which shall become effective upon the redemption of the Redeemed Units as provided herein.

     7.    TERMINATION OF JMB TRANSACTION AGREEMENT.

     Each of the parties agrees to enter into the agreement in the form of Exhibit B hereto relating to the termination of the JMB Transaction Agreement dated as of November 21, 1996 to which each is a party, which shall become effective upon the redemption of the Redeemed Units as provided herein.

     8.    AMENDMENT AND RESTATEMENT OF LIMITED PARTNERSHIP AGREEMENT.

     Concurrently with the redemption of the Redeemed Units hereunder, each of the parties hereto agrees to enter into the Fourth Restated Partnership Agreement, which shall become effective upon the redemption of the Redeemed Units as provided herein.

     9.    REPORTING.

     The Partnership agrees to report the redemption of the Redeemed Units and the payment of the Redemption Price by the Partnership to JMB Partner as a distribution by the Partnership to JMB Partner and not as a sale for all tax purposes.

     10.   RELEASE BY JMB PARTNER.

           (a) For and in consideration of the covenants and promises set forth in this Agreement and subject to the redemption by the Partnership of the Redeemed Units contemplated by Section 2 hereof and the payment of the Redemption Price, JMB Partner, on behalf of itself and its assigns, representatives, agents, subsidiaries, Affiliates, officers, directors, employees and members (collectively, the "JMB Parties") hereby fully and finally releases, acquits and forever discharge the Partnership, the Managing General Partner, and each of their respective predecessors, successors and past or present Affiliates, officers, directors, partners, members, stockholders and employees (the "Released Parties"), from any and all actions, claims, liabilities, damages and other costs and expenses which any JMB Party may have arising out of or related to the transactions contemplated by this Agreement (including, without limitation, those related to any taxes); provided that the release set forth in this
Section 10 shall not apply to any of the representations and warranties of the Partnership set forth in Section 4 or any agreement by the Partnership set forth in Section 5 or the obligation of the Partnership to pay the Redemption Price to JMB Partner upon the redemption of the Redeemed Units or the reporting obligation of the Partnership under Section 9 hereof.

           (b) JMB Partner hereby represents and warrants that it has adequate information regarding the terms of this Agreement, the scope and effect of the releases set forth herein, and all other matters encompassed by this Agreement to make an informed and knowledgeable decision with regard to entering into this Agreement, and that it has consulted with counsel and independently and without reliance upon the Released Parties made its own analysis and decision to enter into this Agreement.

     11.   NOTICES.

     All notices and communications under this Agreement may be given personally or by sending the same by certified or registered Mail, return receipt requested, to the other party at its address as noted in the books of the Partnership. Either party may designate another address for notices hereunder by giving the other party notice thereof pursuant hereto.

     12.   GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     13.   BINDING EFFECT.

     The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective heirs, personal representatives, successors and assigns.

     14.   ENTIRE AGREEMENT; MODIFICATIONS; WAIVER.

     This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and there are no terms, conditions, representations or warranties, expressed or implied, except as set forth herein. No modification or amendment hereof or addition hereto will be binding, unless in writing executed by the parties affected thereby. No waiver of any right hereunder shall be effective unless in a writing signed by the party charged with such waiver.

     15.   CAPTIONS.

     The captions contained in this Agreement are for reference purposes only and shall not affect the interpretation or meaning of this Agreement.

     16.   NECESSARY ACTS.

     Each of the parties hereto agrees to do any act or thing and to execute any and all instruments necessary, proper and/or appropriate to make effective or more fully carry out or implement the intent and purposes of the provisions of this Agreement.

     17.   COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18.   EXPENSES.

     Each party hereto shall bear its own expenses in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, this Agreement has been signed as of the date first written above.



                            JMB 245 PARK AVENUE HOLDING COMPANY, LLC

                            By:   JMB/245 PARK AVENUE ASSOCIATES, LTD.,
                                  its managing member

                                  By:  JMB PARK AVENUE, INC.,
                                       a general partner

                                       By:
                                             --------------------
                                             Name:
                                             Title:



                            BROOKFIELD FINANCIAL PROPERTIES, L.P.

                            By:   BROOKFIELD FINANCIAL PROPERTIES,
                                  INC., a general partner

                                  By:
                                       ----------------------------
                                       Name:
                                       Title:



                            WFP PROPERTY G.P. CORP.

                            By:
                                  ------------------------------
                                  Name:
                                  Title: